Exhibit 10.4.3

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

FOURTH AMENDMENT TO AMENDED AND RESTATED NERVE TISSUE PROCESSING AGREEMENT

THIS FOURTH AMENDMENT (“Fourth Amendment”) to the Amended and Restated Nerve Tissue Processing Agreement dated February 27, 2008 as amended from time to time (the “Agreement”), is effective upon last signature hereto by and between LifeNet Health (“LIFENET Health”) and AxoGen Corporation (“AXOGEN”).

WHEREAS, the parties desire to amend the Agreement under the terms and subject to the conditions set forth below;

In consideration of the mutual promises contained herein, the parties agree to the following:

1.              The parties agree that Appendix B to the Agreement is hereby deleted in its entirety and replaced with the attached Appendix B.

IN WITNESS, WHEREOF, the parties execute this Fourth Amendment as of the date of the last party signing hereto:

AXOGEN CORPORATION		LIFENET HEALTH

By:	/s/ Lee R. Johnston, Jr.	By:	/s/ Gordon Berustresser

Name: Lee R. Johnston, Jr.		Name: Gordon Berustresser

Its: Chief Financial Officer		Its: Chief Financial Officer

Date: 9/8/2014		Date: 8/29/2014

AxoGen

APPENDIX B — Revised

FEE SCHEDULE

1)             AXOGEN shall pay LIFENET HEALTH a $[***] fee per week for processing in Suite 114;

2)             LIFENET HEALTH shall bill AXOGEN at the rate of $[***] per each batch debrided at LIFENET HEALTH; and

3)             LIFENET HEALTH shall bill AXOGEN at the rate of $[***] per each [***] at LIFENET HEALTH.

OTHER TERMS:

•                  There shall be no Minimum Batches/Year and no Maximum Batches/Year;

•                  Pricing reflected in this Exhibit B shall be increased by 3% on January 1, 2015.  The fees for use of Suite 114 may be adjusted thereafter annually beginning January 1, 2016 as mutually agreed upon by the parties, provided, however, that any such adjustment shall not exceed the annual change in the CPI-U of the Bureau of Labor Statistics of the U.S. Department of Labor.  AXOGEN will have the right to use Suite 114 of the Ward Court facility for up to three shifts per normal business day.

•                  Parties may periodically review usage and space needs.

•                  AXOGEN is to employ processors and assume supervisory and oversight responsibilities for processors who process for AXOGEN in the LIFENET HEALTH facility.  LIFENET HEALTH will provide support as described in the Quality Plan.

•                  In conjunction with LIFENET HEALTH’s need for the use of Suite 118, AXOGEN equipment currently situated in Suite 118 (the “Equipment”) will be stored in such area in 3417 Chandler Creek Road, Virginia Beach, Virginia 23453 (“Location”) as designated by LIFENET HEALTH.  Any additional equipment relocated to this location must be pre-approved by LIFENET HEALTH.  Any cost or expense associated with equipment being removed from this Location, shall be the sole responsibility of AXOGEN.  AxoGen will be responsible for the cost of moving the Equipment from Suite 118 to the particular area in the Location designated by LIFENET HEALTH.  After the move of the Equipment, LIFENET HEALTH will have complete control and access to Suite 118.  Upon 90 days’ notice from AXOGEN to LIFENET HEALTH, LIFENET HEALTH will make reasonable efforts to provide AXOGEN with space to meet AXOGEN’s forecasted needs, provided, however, such space shall be reasonably equivalent as to functionality as Suite 118.  AXOGEN would pay for the cost of moving and calibrating the Equipment so it may be operated in the same manner as is available currently.  Rates for such comparable space will be equivalent to the rates paid by AXOGEN for Suite 114 (or such other space that replaced Suite 114) as of such time.

•                  AXOGEN agrees to maintain adequate property insurance coverage on all property and/or equipment it stores in 3417 Chandler Creek Road, Virginia Beach, Virginia 23453 to cover the cost of any damage to or replacement of such property and/ or equipment and, upon request, shall submit a Certificate of Insurance to LIFENET HEALTH.  Any cost of insurance or deductible shall be the sole responsibility of AXOGEN.